Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group











Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder-Dreman Financial Services Fund, a series of Scudder Equity Trust, on Form N-CSR of the Scudder-Dreman Financial Services Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                     /s/Julian Sluyters
                                                     Julian Sluyters
                                                     Chief Executive Officer
                                                     Scudder-Dreman Financial
                                                     Services Fund, a series of
                                                     Scudder Equity Trust


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                        Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder-Dreman Financial Services Fund, a series of Scudder Equity Trust, on Form N-CSR of the Scudder-Dreman Financial Services Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                      /s/Paul Schubert
                                                      Paul Schubert
                                                      Chief Financial Officer
                                                      Scudder-Dreman Financial
                                                      Services Fund, a series of
                                                      Scudder Equity Trust